UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2022

CATERPILLAR FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-11241 (Commission File Number)	37-1105865 (IRS Employer Identification No.)

2120 West End Avenue Nashville Tennessee	37203-0001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Medium-Term Notes, Series H, 3.300% Notes Due 2024	CAT/24	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

An updated Exhibit 5.2 is filed herewith in connection with the Caterpillar Financial Services Corporation’s (the “Company’s”) program for the issuance from time to time of the Company’s PowerNotes® (the “PowerNotes”) pursuant to the previously filed Registration Statement on Form S-3 (Registration No. 333-237475) (the “Registration Statement”) and the related Prospectus dated March 30, 2020 and Prospectus Supplement dated March 30, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

Exhibit Number	Description
5.2	Opinion of Brandon Jang, as to the legality of the PowerNotes.
23.2	Consent of Brandon Jang (included as part of Exhibit 5.2).
104	The cover page from his Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CATERPILLAR FINANCIAL SERVICES CORPORATION

Date: November 28, 2022	By:	/s/ James M. Rooney
Name: James M. Rooney
Title: Secretary